Exhibit 99 (b)

 BALANCE SHEETS
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                    Period Ended
                                                  --------------------------------------------------
                                                    June 30,          March 31,          June 30,
                                                      2009              2009              2008
                                                  -------------     --------------    --------------
                                                  (Unaudited)        (Unaudited)        (Unaudited)
 ASSETS
 Cash and due from banks                             $ 470,553          $ 686,976         $ 712,324
 Trading securities                                     84,548            128,179            62,532
 Funds sold and resell agreements                      112,128             27,197            52,005
 Securities:
   Available for sale                                7,224,673          6,991,803         5,926,602
   Investment                                          269,844            251,848           245,754
   Mortgage trading securities                         222,864            454,493            98,269
                                                  -------------     --------------    --------------
 Total securities                                    7,717,381          7,698,144         6,270,625
 Residential mortgage loans held for sale              326,363            245,791           119,944
 Loans:
   Commercial                                        6,715,851          7,101,530         7,038,573
   Commercial real estate                            2,611,693          2,732,081         2,827,497
   Residential mortgage                              1,833,975          1,819,950         1,607,597
   Consumer                                            908,409            986,355         1,044,371
                                                  -------------     --------------    --------------
   Total loans                                      12,069,928         12,639,916        12,518,038
 Less reserve for loan losses                         (263,309)          (251,002)         (154,018)
                                                  -------------     --------------    --------------
   Loans, net of reserve                            11,806,619         12,388,914        12,364,020
 Premises and equipment, net                           286,295            281,300           266,435
 Accrued revenue receivable                            118,718            104,205           159,066
 Intangible assets, net                                357,838            359,523           365,060
 Mortgage servicing rights, net                         67,413             50,246            72,103
 Real estate and other repossessed assets               75,243             61,383            21,025
 Bankers' acceptances                                    8,260              9,316            16,031
 Derivative contracts                                  462,971            551,316         1,380,876
 Cash surrender value of bank-owned life insurance     241,792            239,348           231,527
 Receivable on unsettled securities trades             237,200                  -            39,052
 Other assets                                          394,997            501,604           303,312
                                                  -------------     --------------    --------------
 TOTAL ASSETS                                     $ 22,768,319       $ 23,333,442      $ 22,435,937
                                                  =============     ==============    ==============

 LIABILITIES AND EQUITY
 Deposits:
   Demand                                          $ 2,825,179        $ 3,050,896       $ 2,859,160
   Interest-bearing transaction                      7,091,471          6,627,222         6,743,034
   Savings                                             166,806            168,644           162,138
   Time                                              4,571,933          5,423,659         4,361,384
                                                  -------------     --------------    --------------
 Total deposits                                     14,655,389         15,270,421        14,125,716
 Funds purchased and
   repurchase agreements                             2,798,274          2,217,081         3,101,425
 Other borrowings                                    2,152,177          2,276,430         2,153,853
 Subordinated debentures                               398,465            398,443           398,340
 Accrued interest, taxes, and expense                  119,003            146,111            81,507
 Bankers' acceptances                                    8,260              9,316            16,031
 Due on unsettled securities trades                          -            311,133                 -
 Derivative contracts                                  445,463            640,275           456,379
 Other liabilities                                     125,126            118,181           140,758
                                                  -------------     --------------    --------------
 TOTAL LIABILITIES                                  20,702,157         21,387,391        20,474,009
 Shareholders' equity:
   Capital, surplus and retained earnings            2,149,020          2,111,823         2,006,754
   Accumulated other comprehensive loss                (98,448)          (180,523)          (64,378)
                                                  -------------     --------------    --------------
 TOTAL SHAREHOLDERS' EQUITY                          2,050,572          1,931,300         1,942,376
   Non-controlling interest                             15,590             14,751            19,552
                                                  -------------     --------------    --------------
 TOTAL EQUITY                                        2,066,162          1,946,051         1,961,928
                                                  -------------     --------------    --------------
 TOTAL LIABILITIES AND EQUITY                     $ 22,768,319       $ 23,333,442      $ 22,435,937
                                                  =============     ==============    ==============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                Quarter Ended
                                              -------------------------------------------------------------------------------------
                                                June 30,          March 31,        December 31,     September 30,       June 30,
                                                  2009              2009              2008             2008              2008
                                              -------------     --------------    --------------   --------------    --------------

ASSETS
Trading securities                               $ 112,960          $ 111,962          $ 78,840         $ 66,419          $ 74,058
Funds sold and resell agreements                    29,277             50,701            48,246           79,862            72,444
Securities:
  Available for sale                             7,242,931          6,645,086         6,409,906        5,945,220         5,880,844
  Investment                                       271,068            238,562           242,503          239,655           249,723
  Mortgage trading securities                      365,434            453,304           237,319          126,837           155,612
                                              -------------     --------------    --------------   --------------    --------------
Total securities                                 7,879,433          7,336,952         6,889,728        6,311,712         6,286,179
Residential mortgage loans held for sale           286,077            201,135           121,184          116,533           105,925
Loans:
  Commercial                                     6,901,057          7,182,481         7,452,799        7,228,814         6,976,292
  Commercial real estate                         2,684,020          2,762,789         2,716,465        2,696,503         2,802,292
  Residential mortgage                           1,884,023          1,841,006         1,641,023        1,655,710         1,606,518
  Consumer                                         933,950            998,489         1,016,409        1,015,796         1,035,985
                                              -------------     --------------    --------------   --------------    --------------
Total loans                                     12,403,050         12,784,765        12,826,696       12,596,823        12,421,087
Less allowance for loan losses                    (273,335)          (252,734)         (209,319)        (182,844)         (145,524)
                                              -------------     --------------    --------------   --------------    --------------
Total loans, net                                12,129,715         12,532,031        12,617,377       12,413,979        12,275,563
                                              -------------     --------------    --------------   --------------    --------------
Total earning assets                            20,437,462         20,232,781        19,755,374       18,988,504        18,814,168
Cash and due from banks                            638,791            661,433           534,039          499,992           524,922
Cash surrender value of bank-owned life insurance  240,199            237,805           235,195          232,465           229,731
Derivative contracts                               493,448            476,091           352,083          900,777           896,569
Other assets                                     1,264,131          1,335,259         1,394,960        1,199,425         1,142,910
                                              -------------     --------------    --------------   --------------    --------------
TOTAL ASSETS                                  $ 23,074,031       $ 22,943,369      $ 22,271,651     $ 21,821,163      $ 21,608,300
                                              =============     ==============    ==============   ==============    ==============

LIABILITIES AND EQUITY
Deposits:
  Demand                                       $ 3,183,338        $ 2,864,751       $ 2,712,384      $ 2,739,209       $ 2,634,038
  Interest-bearing transaction                   6,854,003          6,610,805         6,116,465        6,565,935         6,420,291
  Savings                                          167,813            159,537           155,784          159,856           159,798
  Time                                           5,123,947          5,215,091         5,109,303        4,792,366         4,076,167
                                              -------------     --------------    --------------   --------------    --------------
Total deposits                                  15,329,101         14,850,184        14,093,936       14,257,366        13,290,294
Funds purchased and
  repurchase agreements                          2,316,990          2,562,066         3,095,054        3,061,186         3,126,110
Other borrowings                                 1,951,699          2,158,963         1,986,857        1,390,233         2,267,076
Subordinated debentures                            398,456            398,425           398,392          398,361           398,336
Derivative contracts                               536,232            641,974           494,778          509,057           239,211
Other liabilities                                  534,889            416,242           293,752          258,775           282,656
                                              -------------     --------------    --------------   --------------    --------------
TOTAL LIABILITIES                               21,067,367         21,027,854        20,362,769       19,874,978        19,603,683
Total equity                                     2,006,664          1,915,515         1,908,882        1,946,185         2,004,617
                                              -------------     --------------    --------------   --------------    --------------
TOTAL LIABILITIES AND EQUITY                  $ 23,074,031       $ 22,943,369      $ 22,271,651     $ 21,821,163      $ 21,608,300
                                              =============     ==============    ==============   ==============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                           Quarter Ended                     Six Months Ended
                                                  --------------------------------    -------------------------------
                                                              June 30,                           June 30,
                                                  --------------------------------    -------------------------------
                                                      2009              2008              2009             2008
                                                  -------------     --------------    --------------   --------------
 Interest revenue                                    $ 230,685          $ 260,086         $ 463,912        $ 536,127
 Interest expense                                       55,105            101,147           118,487          230,060
                                                  -------------     --------------    --------------   --------------
 Net interest revenue                                  175,580            158,939           345,425          306,067
 Provision for credit losses                            47,120             59,310            92,160           76,881
                                                  -------------     --------------    --------------   --------------
 Net interest revenue after
   provision for credit losses                         128,460             99,629           253,265          229,186

 Other operating revenue
   Brokerage and trading revenue                        21,794            (35,462)           46,493          (11,549)
   Transaction card revenue                             27,533             25,786            52,961           49,344
   Trust fees and commissions                           16,860             20,940            33,370           41,736
   Deposit service charges and fees                     28,421             30,199            55,826           57,885
   Mortgage banking revenue                             19,882              8,203            38,380           16,237
   Bank-owned life insurance                             2,418              2,658             4,735            5,170
   Margin asset fees                                        68              4,460               135            6,427
   Other revenue                                         6,124              6,965            12,707           12,356
                                                  -------------     --------------    --------------   --------------
  Total fees and commissions                           123,100             63,749           244,607          177,606
   Gain (loss) on other assets                             973             (1,149)            1,116           (1,145)
   Gain (loss) on derivatives, net                      (1,037)            (2,961)           (2,701)            (848)
   Gain (loss) on securities, net                        6,471             (5,242)           26,579            4,684
   Total other-than-temporary impairment losses         (1,263)                 -           (55,631)          (5,306)
   Portion of loss recognized in other comprehensive income279                  -           (39,087)               -
                                                  -------------     --------------    --------------   --------------
   Net impairment losses recognized in earnings         (1,542)                 -           (16,544)          (5,306)
                                                  -------------     --------------    --------------   --------------
   Total other operating revenue                       127,965             54,397           253,057          174,991

 Other operating expense
   Personnel                                            96,191             89,597           188,818          177,703
   Business promotion                                    4,569              5,777             8,997           10,416
   Professional fees and services                        7,363              6,973            13,875           12,621
   Net occupancy and equipment                          15,973             15,100            32,231           30,161
   Insurance                                             5,898              2,626            11,536            6,336
   FDIC special assessment                              11,773                  -            11,773                -
   Data processing and communications                   20,452             19,523            39,758           38,416
   Printing, postage and supplies                        4,072              4,156             8,643            8,575
   Net (gains) losses and operating expenses
     of repossessed assets                                 996               (229)            2,802              149
   Amortization of intangible assets                     1,686              1,885             3,372            3,810
   Mortgage banking costs                                9,336              6,054            16,803           11,735
   Change in fair value of mortgage servicing rights    (7,865)               767            (9,820)           2,529
   Visa retrospective responsibility obligation              -                  -                 -           (2,767)
   Other expense                                         5,326              7,039            12,776           12,988
                                                   -------------     --------------    --------------   --------------
 Total other operating expense                         175,770            159,268           341,564          312,672

 Net income before taxes                                80,655             (5,242)          164,758           91,505
 Federal and state income taxes                         28,315             (2,862)           57,153           31,588
                                                  -------------     --------------    --------------   --------------

 Net income before non-controlling interest             52,340             (2,380)          107,605           59,917
 Non-controlling interest income (expense), net           (225)             1,219              (458)           1,187
                                                  -------------     --------------    --------------   --------------

 Net income attributable to BOK Financial Corporation $ 52,115           $ (1,161)        $ 107,147         $ 61,104
                                                  =============     ==============    ==============   ==============

 Average shares outstanding:
    Basic                                           67,344,577         67,452,181        67,330,590       67,327,155
    Diluted                                         67,448,029         67,452,181        67,417,874       67,690,919

 Net income per share:
   Basic                                                $ 0.77            $ (0.02)           $ 1.59           $ 0.91
                                                  =============     ==============    ==============   ==============
   Diluted                                              $ 0.77            $ (0.02)           $ 1.58           $ 0.90
                                                  =============     ==============    ==============   ==============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                  Quarter Ended
                                                  ---------------------------------------------------------------------------------
                                                    June 30,         March 31,       December 31,    September 30,      June 30,
                                                      2009             2009             2008            2008             2008
                                                  -------------    --------------   --------------  --------------   --------------
 Capital:
   Period-end shareholders' equity                 $ 2,050,572       $ 1,931,300      $ 1,846,257     $ 1,940,503      $ 1,942,376
   Risk weighted assets                           $ 18,338,540      $ 18,355,862     $ 18,401,051    $ 18,347,504     $ 18,665,121
   Risk-based capital ratios:
     Tier 1                                              9.86%             9.66%            9.40%           9.31%            8.92%
     Total capital                                      13.34%            13.08%           12.81%          12.62%           12.00%
   Leverage ratio                                        7.97%             7.85%            7.89%           7.94%            7.83%
   Tangible common equity ratio (A)                      7.55%             6.84%            6.64%           7.16%            7.15%
   Tier 1 common equity ratio (B)                        9.77%             9.58%            9.32%           9.20%            8.82%

 Common stock:
   Book value per share                                $ 30.30           $ 28.57          $ 27.36         $ 28.78          $ 28.78

   Market value per share:
        High                                           $ 43.02           $ 40.71          $ 54.42         $ 53.94          $ 60.74
        Low                                            $ 34.46           $ 22.95          $ 38.40         $ 38.61          $ 49.11

   Cash dividends paid                                $ 16,184          $ 15,027         $ 15,358        $ 15,170         $ 15,180
   Dividend payout ratio                                31.05%            27.31%           43.33%          26.76%        (1307.49%)
   Shares outstanding, net                          67,674,442        67,589,045       67,473,086      67,433,837       67,488,388
   Stock buy-back program:
       Shares repurchased                                    -                 -                -          75,000                -
       Amount                                              $ -               $ -              $ -     $ 3,337,000              $ -
                                                  -------------    --------------   --------------  --------------   --------------
       Average price per share                             $ -               $ -              $ -         $ 44.49              $ -
                                                  =============    ==============   ==============  ==============   ==============

 Performance ratios (quarter annualized):
  Return on average assets                               0.91%             0.97%            0.63%           1.03%           (0.02%)
  Return on average equity                              10.42%            11.65%            7.39%          11.59%           (0.23%)
  Net interest margin                                    3.55%             3.47%            3.57%           3.48%            3.44%
  Efficiency ratio                                      61.02%            57.10%           54.94%          54.19%           70.52%

 Other data:
     Gain (loss) on economic hedge of mortgage
        servicing rights                              $(10,199)         $ (2,118)        $ 15,089         $ 1,186         $ (5,518)
     Trust assets                                 $ 29,288,041      $ 28,700,791     $ 30,454,512    $ 33,242,296     $ 34,433,874
     Mortgage servicing portfolio                  $ 6,082,501       $ 5,515,893      $ 5,256,159     $ 5,167,584      $ 5,075,285
     Mortgage loan fundings during the quarter     $ 1,023,272         $ 708,561        $ 214,521       $ 258,171        $ 288,937
     Mortgage loan refinances to total fundings         71.00%            73.51%           34.84%          25.14%           36.76%
     Tax equivalent adjustment                         $ 1,791           $ 2,105          $ 2,063         $ 1,927          $ 2,084
     Unrealized gain (loss) on available for sale
        securities                                   $(128,492)       $ (261,856)      $ (330,973)     $ (158,652)       $ (91,226)

 (A)    Tangible common equity ratio is a non-GAAP measure.
        Reconciliation to a GAAP financial measure follows:

         Total shareholders' equity                $ 2,050,572       $ 1,931,300      $ 1,846,257     $ 1,940,503      $ 1,942,376
         Less:  intangible assets, net                (357,838)         (359,523)        (361,209)       (363,177)        (365,060)
                                                  -------------    --------------   --------------  --------------   --------------
         Tangible common equity                    $ 1,692,734       $ 1,571,777      $ 1,485,048     $ 1,577,326      $ 1,577,316
                                                  =============    ==============   ==============  ==============   ==============

         Total assets                             $ 22,768,319      $ 23,333,442     $ 22,734,648    $ 22,377,802     $ 22,435,937
         Less:  intangible assets, net                (357,838)         (359,523)        (361,209)       (363,177)        (365,060)
                                                  -------------    --------------   --------------  --------------   --------------
                                                  $ 22,410,481      $ 22,973,919     $ 22,373,439    $ 22,014,625     $ 22,070,877
                                                  =============    ==============   ==============  ==============   ==============

         Tangible common equity ratio                    7.55%             6.84%            6.64%           7.16%            7.15%

 (B)    Tier 1 common equity ratio is a non-GAAP measure.
        Reconciliation to a GAAP financial measure follows:

         Tier 1 capital                            $ 1,807,705       $ 1,773,576      $ 1,728,926     $ 1,707,390      $ 1,665,448
         Less:  non-controlling interest               (15,590)          (14,751)         (13,855)        (19,286)         (19,552)
                                                  -------------    --------------   --------------  --------------   --------------
         Tier 1 common equity                      $ 1,792,115       $ 1,758,825      $ 1,715,071     $ 1,688,104      $ 1,645,896
                                                  =============    ==============   ==============  ==============   ==============

         Risk weighted assets                     $ 18,338,540      $ 18,355,862     $ 18,401,051    $ 18,347,504     $ 18,665,121

         Tier 1 common equity ratio                      9.77%             9.58%            9.32%           9.20%            8.82%

 QUARTERLY EARNINGS TRENDS - UNAUDITED
 BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)

                                                                                     Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                    June 30,          March 31,       December 31,    September 30,      June 30,
                                                      2009              2009             2008            2008             2008
                                                  -------------     --------------   --------------  --------------   --------------
 Interest revenue                                    $ 230,685          $ 233,227        $ 262,160       $ 263,358        $ 260,086
 Interest expense                                       55,105             63,382           85,713          99,010          101,147
                                                  -------------     --------------   --------------  --------------   --------------
 Net interest revenue                                  175,580            169,845          176,447         164,348          158,939
 Provision for credit losses                            47,120             45,040           73,001          52,711           59,310
                                                  -------------     --------------   --------------  --------------   --------------
 Net interest revenue after
   provision for credit losses                         128,460            124,805          103,446         111,637           99,629

 Other operating revenue
   Brokerage and trading revenue                        21,794             24,699           23,507          30,846          (35,462)
   Transaction card revenue                             27,533             25,428           25,177          25,632           25,786
   Trust fees and commissions                           16,860             16,510           17,143          20,100           20,940
   Deposit service charges and fees                     28,421             27,405           29,239          30,404           30,199
   Mortgage banking revenue                             19,882             18,498            7,217           7,145            8,203
   Bank-owned life insurance                             2,418              2,317            2,682           2,829            2,658
   Margin asset fees                                        68                 67              187           1,934            4,460
   Other revenue                                         6,124              6,583            5,778           7,768            6,965
                                                  -------------     --------------   --------------  --------------   --------------
  Total fees and commissions                           123,100            121,507          110,930         126,658           63,749
   Gain (loss) on other assets                             973                143           (7,420)           (841)          (1,149)
   Gain (loss) on derivatives, net                      (1,037)            (1,664)          (2,219)          4,366           (2,961)
   Gain (loss) on securities, net                        6,471             20,108           20,156           2,103           (5,242)
   Total other-than-temporary impairment losses         (1,263)           (54,368)               -               -                -
   Portion of loss recognized in other comprehensive income279            (39,366)               -               -                -
                                                  -------------     --------------   --------------  --------------   --------------
   Net impairment losses recognized in earnings         (1,542)           (15,002)               -               -                -
                                                  -------------     --------------   --------------  --------------   --------------
   Total other operating revenue                       127,965            125,092          121,447         132,286           54,397

 Other operating expense
   Personnel                                            96,191             92,627           87,695          87,549           89,597
   Business promotion                                    4,569              4,428            7,283           5,837            5,777
   Professional fees and services                        7,363              6,512            7,923           6,501            6,973
   Net occupancy and equipment                          15,973             16,258           14,901          15,570           15,100
   Insurance                                             5,898              5,638            3,216           2,436            2,626
   FDIC special assessment                              11,773                  -                -               -                -
   Data processing and communications                   20,452             19,306           19,720          19,911           19,523
   Printing, postage and supplies                        4,072              4,571            3,823           4,035            4,156
   Net (gains) losses and operating expenses
     of repossessed assets                                 996              1,806            1,006            (136)            (229)
   Amortization of intangible assets                     1,686              1,686            1,967           1,884            1,885
   Mortgage banking costs                                9,336              7,467            4,967           5,811            6,054
   Change in fair value of mortgage servicing rights    (7,865)            (1,955)          26,432           5,554              767
   Visa retrospective responsibility obligation              -                  -           (1,700)          1,700                -
   Other expense                                         5,326              7,450            8,209           7,638            7,039
                                                  -------------     --------------   --------------  --------------   --------------
 Total other operating expense                         175,770            165,794          185,442         164,290          159,268

 Net income before taxes                                80,655             84,103           39,451          79,633           (5,242)
 Federal and state income taxes                         28,315             28,838           10,363          22,958           (2,862)
                                                  -------------     --------------   --------------  --------------   --------------

 Net income before non-controlling interest             52,340             55,265           29,088          56,675           (2,380)
 Non-controlling interest income (expense), net           (225)              (233)           6,355              10            1,219
                                                  -------------     --------------   --------------  --------------   --------------

 Net income attributable to BOK Financial Corporation $ 52,115           $ 55,032         $ 35,443        $ 56,685         $ (1,161)
                                                  =============     ==============   ==============  ==============   ==============

 Average shares outstanding:
    Basic                                           67,344,577         67,315,986       67,294,069      67,263,317       67,452,181
    Diluted                                         67,448,029         67,387,102       67,456,267      67,432,444       67,452,181

 Net income (loss) per share:
   Basic                                                $ 0.77             $ 0.81        $ 0.53          $ 0.84              $(0.02)
   Diluted                                              $ 0.77             $ 0.81        $ 0.52          $ 0.84              $(0.02)

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                   Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                    June 30,         March 31,       December 31,    September 30,       June 30,
                                                      2009             2009             2008            2008              2008
                                                  -------------    --------------   --------------  --------------    --------------
Oklahoma:
    Commercial                                     $ 2,918,478       $ 3,119,362      $ 3,356,520     $ 3,368,823       $ 3,228,179
    Commercial real estate                             855,742           881,620          843,576         827,357           875,546
    Residential mortgage                             1,249,104         1,234,417        1,196,924       1,134,066         1,099,277
    Consumer                                           521,431           562,021          579,809         580,211           601,184
                                                  -------------    --------------   --------------  --------------    --------------
        Total Oklahoma                               5,544,755         5,797,420        5,976,829       5,910,457         5,804,186

Texas:
    Commercial                                       2,182,756         2,277,186        2,353,860       2,205,169         2,166,925
    Commercial real estate                             741,199           816,830          825,769         853,653           889,364
    Residential mortgage                               345,780           337,044          315,438         307,655           299,996
    Consumer                                           196,752           214,134          212,820         214,133           204,081
                                                  -------------    --------------   --------------  --------------    --------------
        Total Texas                                  3,466,487         3,645,194        3,707,887       3,580,610         3,560,366

New Mexico:
    Commercial                                         380,378           393,180          418,732         442,644           451,225
    Commercial real estate                             313,190           315,511          286,574         281,061           271,177
    Residential mortgage                                90,944            99,805           98,018          95,165            89,469
    Consumer                                            18,826            19,900           18,616          18,296            16,977
                                                  -------------    --------------   --------------  --------------    --------------
        Total New Mexico                               803,338           828,396          821,940         837,166           828,848

Arkansas:
    Commercial                                          97,676            99,955          103,446         104,630            96,775
    Commercial real estate                             133,026           133,227          134,015         127,925           124,049
    Residential mortgage                                19,015            17,145           16,875          16,941            19,527
    Consumer                                           152,620           168,971          175,647         183,543           197,979
                                                  -------------    --------------   --------------  --------------    --------------
        Total Arkansas                                 402,337           419,298          429,983         433,039           438,330

Colorado:
    Commercial                                         595,858           675,223          660,546         598,519           489,844
    Commercial real estate                             269,923           267,035          261,820         266,739           276,062
    Residential mortgage                                58,557            59,120           53,875          49,676            38,517
    Consumer                                            14,097            14,599           16,141          18,328            16,367
                                                  -------------    --------------   --------------  --------------    --------------
        Total Colorado                                 938,435         1,015,977          992,382         933,262           820,790

Arizona:
    Commercial                                         215,540           211,953          211,356         213,861           207,173
    Commercial real estate                             262,607           285,841          319,525         326,615           351,058
    Residential mortgage                                58,265            61,605           62,123          58,800            53,321
    Consumer                                             3,229             5,261            6,075           5,551             5,315
                                                  -------------    --------------   --------------  --------------    --------------
        Total Arizona                                  539,641           564,660          599,079         604,827           616,867

Kansas:
    Commercial                                         325,165           324,671          307,143         340,156           398,452
    Commercial real estate                              36,006            32,017           29,969          30,642            40,241
    Residential mortgage                                12,310            10,814            9,321           7,650             7,490
    Consumer                                             1,454             1,469            1,473           2,161             2,468
                                                  -------------    --------------   --------------  --------------    --------------
        Total Kansas                                   374,935           368,971          347,906         380,609           448,651
                                                  -------------    --------------   --------------  --------------    --------------
TOTAL BOK FINANCIAL                                $ 12,069,928     $ 12,639,916     $ 12,876,0066   $ 12,679,970      $ 12,518,038
                                                  =============    ==============   ==============  ==============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                   Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                    June 30,         March 31,       December 31,     September 30,      June 30,
                                                      2009             2009             2008             2008             2008
                                                  -------------    --------------   --------------   --------------   --------------
Oklahoma:
    Demand                                         $ 1,451,057       $ 1,651,111      $ 1,683,374      $ 1,681,325      $ 1,455,997
    Interest-bearing:
       Transaction                                   4,374,089         4,089,838        4,117,729        4,151,430        3,997,136
       Savings                                          94,048            95,827           86,476           86,900           90,100
       Time                                          2,033,312         2,876,313        3,104,933        3,036,297        2,672,401
                                                  -------------    --------------   --------------   --------------   --------------
    Total interest-bearing                           6,501,449         7,061,978        7,309,138        7,274,627        6,759,637
                                                  -------------    --------------   --------------   --------------   --------------
Total Oklahoma                                       7,952,506         8,713,089        8,992,512        8,955,952        8,215,634
                                                  -------------    --------------   --------------   --------------   --------------
Texas:
    Demand                                           1,002,266         1,021,424        1,067,456          956,846        1,046,651
    Interest-bearing:
       Transaction                                   1,660,642         1,527,399        1,460,576        1,543,974        1,713,131
       Savings                                          33,992            33,867           32,071           32,400           33,207
       Time                                          1,035,919         1,054,632          857,416          794,911          723,146
                                                  -------------    --------------   --------------   --------------   --------------
    Total interest-bearing                           2,730,553         2,615,898        2,350,063        2,371,285        2,469,484
                                                  -------------    --------------   --------------   --------------   --------------
Total Texas                                          3,732,819         3,637,322        3,417,519        3,328,131        3,516,135
                                                  -------------    --------------   --------------   --------------   --------------
New Mexico:
    Demand                                             175,033           180,308          155,345          176,477          168,621
    Interest-bearing:
       Transaction                                     434,498           401,000          397,382          376,941          417,607
       Savings                                          18,255            17,858           16,289           16,316           16,432
       Time                                            542,388           561,300          522,894          475,560          445,505
                                                  -------------    --------------   --------------   --------------   --------------
    Total interest-bearing                             995,141           980,158          936,565          868,817          879,544
                                                  -------------    --------------   --------------   --------------   --------------
Total New Mexico                                     1,170,174         1,160,466        1,091,910        1,045,294        1,048,165
                                                  -------------    --------------   --------------   --------------   --------------
Arkansas:
    Demand                                              17,261            16,503           16,293           23,565           21,142
    Interest-bearing:
       Transaction                                      73,972            63,924           38,566           19,146           24,524
       Savings                                           1,031             1,100            1,083              865              895
       Time                                            162,505           150,015           75,579           47,684           39,305
                                                  -------------    --------------   --------------   --------------   --------------
    Total interest-bearing                             237,508           215,039          115,228           67,695           64,724
                                                  -------------    --------------   --------------   --------------   --------------
Total Arkansas                                         254,769           231,542          131,521           91,260           85,866
                                                  -------------    --------------   --------------   --------------   --------------
Colorado:
    Demand                                             113,895           111,048          116,637          115,677          109,697
    Interest-bearing:
       Transaction                                     445,521           466,276          480,113          440,888          507,260
       Savings                                          18,144            18,905           17,660           19,300           20,245
       Time                                            579,709           584,971          532,475          428,872          423,014
                                                  -------------    --------------   --------------   --------------   --------------
    Total interest-bearing                           1,043,374         1,070,152        1,030,248          889,060          950,519
                                                  -------------    --------------   --------------   --------------   --------------
Total Colorado                                       1,157,269         1,181,200        1,146,885        1,004,737        1,060,216
                                                  -------------    --------------   --------------   --------------   --------------
Arizona:
    Demand                                              55,975            54,362           39,424           45,725           49,895
    Interest-bearing:
       Transaction                                      89,842            66,809           56,985           64,463           73,034
       Savings                                           1,282               970            1,014            1,033            1,233
       Time                                             59,775            54,923           34,290           14,433            6,364
                                                  -------------    --------------   --------------   --------------   --------------
    Total interest-bearing                             150,899           122,702           92,289           79,929           80,631
                                                  -------------    --------------   --------------   --------------   --------------
Total Arizona                                          206,874           177,064          131,713          125,654          130,526
                                                  -------------    --------------   --------------   --------------   --------------
Kansas / Missouri:
    Demand                                               9,692            16,140            3,850            5,548            7,157
    Interest-bearing:
       Transaction                                      12,907            11,976           10,999            9,780           10,342
       Savings                                              54               117               42               33               26
       Time                                            158,325           141,505           55,656           19,794           51,649
                                                  -------------    --------------   --------------   --------------   --------------
    Total interest-bearing                             171,286           153,598           66,697           29,607           62,017
                                                  -------------    --------------   --------------   --------------   --------------
Total Kansas / Missouri                                180,978           169,738           70,547           35,155           69,174
                                                  -------------    --------------   --------------   --------------   --------------

TOTAL BOK FINANCIAL                                $ 14,655,389     $ 15,270,421     $ 14,982,6071    $ 14,586,183     $ 14,125,716
                                                  =============    ==============    ==============   ==============   =============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                  Quarter Ended
                                                  ---------------------------------------------------------------------------------
                                                    June 30,          March 31,      December 31,    September 30,      June 30,
                                                      2009              2009            2008            2008             2008
                                                  -------------     -------------   --------------  --------------   --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                   3.49%              3.69%           6.55%           5.61%            6.88%
Funds sold and resell agreements                     0.19%              0.24%           0.76%           1.44%            1.97%
Securities:
    Taxable                                          4.50%              4.90%           5.12%           5.09%            5.08%
    Tax-exempt                                       5.69%              6.64%           6.43%           6.64%            6.46%
                                                  -------------     -------------   --------------  --------------   --------------
Total securities                                     4.54%              4.96%           5.17%           5.15%            5.14%
Total loans                                          4.64%              4.56%           5.27%           5.69%            5.79%
Less Allowance for loan losses                         -                   -            -                 -                 -
                                                  -------------     -------------   --------------  --------------   --------------
Total loans, net                                     4.74%              4.65%           5.35%           5.77%            5.86%
                                                  -------------     -------------   --------------  --------------   --------------
Total tax-equivalent yield on earning assets         4.65%              4.75%           5.28%           5.55%            5.61%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                       0.78%              0.95%           1.51%           1.72%            1.74%
  Savings                                            0.25%              0.28%           0.37%           0.37%            0.37%
  Time                                               2.48%              2.83%           3.28%           3.39%            3.77%
                                                  -------------     -------------   --------------  --------------   --------------
Total interest-bearing deposits                      1.49%              1.76%           2.29%           2.39%            2.50%
Funds purchased and repurchase agreements            0.35%              0.45%           0.94%           1.98%            1.95%
Other borrowings                                     0.49%              0.58%           1.51%           2.56%            2.49%
Subordinated debt                                    5.67%              5.67%           5.48%           5.55%            5.88%
                                                  -------------     -------------   --------------  --------------   --------------
Total cost of interest-bearing liabilities           1.31%              1.50%           2.02%           2.41%            2.47%
                                                  -------------     -------------   --------------  --------------   --------------
Tax-equivalent net interest revenue spread           3.34%              3.25%           3.26%           3.14%            3.14%
Effect of noninterest-bearing funding sources
  and other                                          0.21%              0.22%           0.31%           0.34%            0.30%
                                                  -------------     -------------   --------------  --------------   --------------
Tax-equivalent net interest margin                   3.55%              3.47%           3.57%           3.48%            3.44%
                                                  =============     =============   ==============  ==============   ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                   Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                    June 30,         March 31,       December 31,     September 30,      June 30,
                                                      2009             2009             2008             2008             2008
                                                  -------------    --------------   --------------   --------------   --------------
 Nonperforming assets:
   Nonaccruing loans (B):
       Commercial                                    $ 126,510         $ 128,501        $ 134,846        $ 105,757         $ 69,679
       Commercial real estate                          189,586           175,487          137,279           78,235           60,456
       Residential mortgage                             35,860            34,182           27,387           27,075           17,861
       Consumer                                          1,037             1,065              561              758              611
                                                  -------------    --------------   --------------   --------------   --------------
   Total nonaccruing loans                           $ 352,993         $ 339,235        $ 300,073        $ 211,825        $ 148,607
   Renegotiated loans (A)                               17,479            13,623           13,039           12,326           11,840
   Real estate and other repossessed assets             75,243            61,383           29,179           28,088           21,025
                                                  -------------    --------------   --------------   --------------   --------------
       Total nonperforming assets                    $ 445,715         $ 414,241        $ 342,291        $ 252,239        $ 181,472
                                                  =============    ==============   ==============   ==============   ==============

 Nonaccruing loans by principal market (B):
    Oklahoma                                         $ 108,490         $ 105,536        $ 108,367         $ 87,885         $ 57,155
    Texas                                               51,582            55,225           42,934           29,141           20,860
    New Mexico                                          29,640            18,046           16,016           12,293            9,838
    Arkansas                                             3,888             4,078            3,263            3,386            2,924
    Colorado                                            45,794            38,567           32,415           20,980           23,812
    Arizona                                            106,076           111,772           80,994           54,832           33,482
    Kansas                                               7,523             6,011           16,084            3,308              536
                                                  -------------    --------------   --------------   --------------   --------------
       Total nonaccruing loans                       $ 352,993         $ 339,235        $ 300,073        $ 211,825        $ 148,607
                                                  =============    ==============   ==============   ==============   ==============
 Nonaccruing loans by loan portfolio sector (B):
 Commercial:
    Energy                                            $ 53,842          $ 49,618         $ 49,364         $ 49,839         $ 12,342
    Manufacturing                                       16,975            18,248            7,343            6,479            6,731
    Wholesale / retail                                  10,983             8,650           18,773            7,806            3,735
    Agriculture                                            105               115              680              755              811
    Services                                            24,713            30,226           36,873           26,581           30,080
    Healthcare                                          14,222            14,288           12,118            3,300            3,791
    Other                                                5,670             7,356            9,695           10,997           12,189
                                                  -------------    --------------   --------------   --------------   --------------
       Total commercial                                126,510           128,501          134,846          105,757           69,679
 Commercial real estate:
    Land development and construction                   97,425            99,922           76,082           53,624           45,291
    Retail                                              17,474             9,893           15,625           13,011            7,591
    Office                                              27,685            23,305            7,637            3,022            3,304
    Multifamily                                         27,827            27,198           24,950              896              896
    Industrial                                             527               575            6,287              390              396
     Other commercial real estate                       18,648            14,594            6,698            7,292            2,978
                                                  -------------    --------------   --------------   --------------   --------------
       Total commercial real estate                    189,586           175,487          137,279           78,235           60,456
 Residential mortgage:
    Permanent mortgage                                  34,149            32,848           26,233           26,401           17,039
    Home equity                                          1,711             1,334            1,154              674              822
                                                  -------------    --------------   --------------   --------------   --------------
       Total residential mortgage                       35,860            34,182           27,387           27,075           17,861
 Consumer                                                1,037             1,065              561              758              611
                                                  -------------    --------------   --------------   --------------   --------------
       Total nonaccruing loans                       $ 352,993         $ 339,235        $ 300,073        $ 211,825        $ 148,607
                                                  =============    ==============   ==============   ==============   ==============

 Performing loans 90 days past due                    $ 32,479          $ 46,123         $ 19,123         $ 20,213         $ 10,683

 Gross charge-offs                                    $ 37,409          $ 34,535         $ 35,681         $ 33,926         $ 41,526
 Recoveries                                              2,472             2,664            2,022           13,712            2,535
                                                  -------------    --------------   --------------   --------------   --------------
 Net charge-offs                                      $ 34,937          $ 31,871         $ 33,659         $ 20,214         $ 38,991
                                                  =============    ==============   ==============   ==============   ==============

 Provision for credit losses                         $ 47,120          $ 45,040         $ 73,001         $ 52,711         $ 59,310

 Reserve for loan losses to period end loans             2.18%             1.99%            1.81%            1.47%            1.23%
 Combined reserves for credit losses to period end loans 2.27%             2.07%            1.93%            1.65%            1.41%
 Nonperforming assets to period end loans
     and repossessed assets                              3.67%             3.26%            2.65%            1.98%            1.45%
 Net charge-offs (annualized) to average loans           1.13%             1.00%            1.05%            0.64%            1.26%
 Reserve for loan losses to nonaccruing loans           74.59%            73.99%           77.73%           88.05%          103.64%
 Combined reserves for credit losses to
     nonaccruing loans                                  77.55%            77.11%           82.78%           98.69%          118.81%

 (A) includes residential mortgage loans
     guaranteed by agencies of the U.S.
     government.  These loans have been modified
     to extend payment terms and/or reduce interest
     rates to current market.                        $ 11,079          $ 10,514         $ 10,396          $ 9,604          $ 8,638
 (B) includes loans subject to First United
     Bank sellers escrow                              $ 8,305          $ 11,287         $ 13,181         $ 13,262         $ 11,973